Annual Report

Emerging Europe & Mediterranean Fund

October 31, 2001

 T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Emerging Europe & Mediterranean Fund

o Emerging markets in Europe and the Mediterranean region fell sharply in the last year but pared their losses in the final weeks of the period.

o Yourfund struggled but fared better than its benchmark in both the 6- and 12-month periods ended October 31.

o    Overweighting Russia and good stock selection helped relative performance.

o Many well-run businesses in our target regions are attractively valued, and we think our holdings represent excellent opportunities for long-term growth.

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Fellow Shareholders

The tragic September 11 terrorist attacks on the U.S. exacerbated the slowing of world economies and the decline of global equities, particularly those in emerging markets. As a result, stock returns in emerging European, Mediterranean, and Middle Eastern countries were very disappointing for the 6- and 12-month periods ended October 31, 2001. However, aggressive interest rate cuts by global central banks, low equity valuations, and improved performance in October are reasons for optimism.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/016 Months12 Months
--------------------------------------------------------------------------------

Emerging Europe &
Mediterranean Fund                          -15.37%                 -31.28%

MSCI Emerging Markets
Europe and Middle East Index                 -20.96                  -36.21


     Your fund returned -15.37% in the last six months and -31.28% in the one-year period ended October 31. Although absolute performance was disappointing, the fund fared significantly better than its benchmark, the MSCI Emerging Markets Europe and Middle East Index, in both periods. Overweighting Russia, which bucked the negative trend and rose 6% in the last six months, contributed greatly to the fund's outperformance.

     The last year has been very difficult for stocks of growth companies, especially technology businesses and firms whose fortunes are closely tied to global economic growth and trade. Media companies in weakening economies also struggled amid expectations that advertising revenues will fall. In contrast, companies with closer ties to their domestic economies than to the world economy held up well. Our positions in pharmaceutical manufacturers, retail banks, and telecommunications companies serving their local markets helped our relative performance.

     We will continue to invest in regional companies that we feel can achieve superior growth throughout the economic cycle. Many of them have prospects and expansion opportunities that are completely unrelated to the failures of dot-com businesses or to the spending patterns of the American consumer. Because stock prices in emerging Europe and the Mediterranean region have fallen somewhat indiscriminately over the past 18 months, we believe many companies are now at extremely attractive valuations and represent good long-term investments.

PORTFOLIO REVIEW

     Pharmaceutical companies performed well in the last six months. Generic drug manufacturers, whose revenue increases depend largely on patent expirations and expanding distribution channels rather than general economic growth, rose strongly. Two of our holdings in this area are EGIS in Hungary and Teva Pharmaceutical in Israel.

     Telecommunication services companies held up well in a generally negative global environment for the telecom sector. For many people in emerging countries, a cellular telephone is not a luxury but rather their first and only phone. This phenomenon is driving high subscriber growth in places like Russia, where Vimpel-Communications surged 30% in the last six months. In Israel, Partner Communications also rose strongly, as the company's technologically superior network continued to attract customers.

Industry Diversification
--------------------------------------------------------------------------------

x                                        Percent of              Net Assets
x                                           4/30/01                10/31/01

Energy                                          9.3%                   22.1%
Information Technology                         16.8                    17.4
Telecommunication Services                     14.5                    17.2
Financials                                     20.8                    15.4
Health Care                                    10.4                    12.2
Consumer Discretionary                         13.8                     6.2
All Other                                       6.6                     3.6
Materials                                       1.2                     2.6
Reserves                                        6.6                     3.3
Total                                         100.0                 %100.0%

     Economically sensitive sectors were poor performers in the past six months. Advertising is one of the first business expenses to be cut in an economic downturn; as a result, the media sector fared poorly. Antenna TV, a Greek television broadcaster, plunged 77% amid declining demand for TV commercials. In Turkey, shares of the leading newspaper company Hurriyet Gazetecilik ve Matbaacilik and media conglomerate Dogan Yayin each dropped about 60%.

     The global economic slowdown has hammered the technology sector, and some of our holdings have been hurt by their exposure to IT and equipment spending by U.S. companies. Israeli firms Check Point Software Technologies, the leading Internet security software producer, and Orbotech, which makes testing equipment for printed circuit boards and flat-panel monitors, fell sharply. One exception was NICE Systems, an Israeli maker of digital video and audio recording equipment and a supplier of high-tech surveillance systems to governments. The company's shares rose strongly on expectations that security spending would increase following the September 11 terrorist attacks.

     The economic uncertainty and market volatility of the last six months gave us the opportunity to add new positions in quality growth stocks at attractive prices. One such first-time purchase was Turkcell Iletisim Hizmetleri, the leading cellular phone provider in Turkey. Despite controlling two-thirds of the Turkish mobile telephony market, the company's stock price had fallen over 95% since its initial public offering in July 2000. We began buying shares when the company was trading at close to the replacement value of its physical assets, not taking into account its brand value or its 11 million customers. The stock was also trading at a steep discount to its international peers. By the end of October, Turkcell had rallied 54% from its recent low.

     Another high-quality company we purchased was Hansabank. Head-quartered in Estonia, this retail-oriented bank operates in all three Baltic nations and benefits from having Swedbank, a Scandinavian financial firm, as a strategic shareholder. Hansabank's management team has shown that it is capable of controlling costs and risks. The bank makes good use of technology in a region where Internet penetration is greater than in many developed European markets. Although the company's shares are down 5% since we first purchased them, we are confident of the company's growth prospects and were pleased to see profits in the first half of 2001 up 74% over the comparable period last year.

Geographic Diversification
--------------------------------------------------------------------------------

Russia                                                                    30
Israe                                                                     22
Turkey 12
Other & Reserves                                                          11
Hungary                                                                   10
Czech Republic                                                             5
Estonia                                                                    5
Egypt                                                                      5


MARKET REVIEW

     Mediterranean Region

     In Turkey, difficulties related to the country's enormous debt problem (government debts are equal to about 80% of GDP) continued to affect share prices. The market was extremely volatile, often moving on rumors about IMF policy or possible investments by foreign companies. Stocks had rallied strongly in April, and we began to worry that some reflected too much optimism about the economy. In response, we aggressively reduced our Turkish exposure in May from 17% to 6% of fund assets. Our actions proved timely: Turkish stocks plunged 53% from June 1 to their recent low in early October, creating bargains among some high-quality companies such as Hurriyet and Turkcell. We bought opportunistically and increased our Turkish exposure to 12% by the end of October.

Market Performance

Six Months                      Local      Local Currency                U.S.
Ended 10/31/0               1Currency    vs. U.S. Dollars             Dollars

Czech Republic                 -5.89%                4.39%             -1.75%

Egypt                          -15.14               -8.79              -22.60

Greece                         -27.57                1.60              -26.41

Hungary                         -2.24                6.49                4.11

Israel                         -23.13               -3.55              -25.10

Poland                         -13.16               -3.16              -15.90

Russia                           6.17               -2.69                6.17

Turkey                         -21.59              -28.60              -44.02

Source: RIMES Online, using MSCI indices.

     Israeli stocks fell 25% in dollar terms, reflecting both heightened political risk and the flagging technology-driven economy. We continued to invest mainly in internationally competitive Israeli companies in the tech and pharmaceutical sectors. Although violence between the Israelis and Palestinians affects sentiment toward these businesses, the fundamental values of our Israeli holdings are not affected by the current tensions, in our view, because their personnel, production, and customers are generally spread throughout many countries.

     In Egypt, a 7% currency devaluation in August contributed to the market's poor performance. We think the devaluation was necessary to ease pressures that had built up over the years when the Egyptian pound was inappropriately fixed to the U.S. dollar. Another negative factor was a decrease in tourism-a relatively large part of the Egyptian economy-following the September 11 tragedies and the U.S.-led attacks on Taliban-controlled Afghanistan. We are fairly cautious about the market going forward but are maintaining small positions in highly profitable companies.

     Europe

     Stocks in emerging European countries were mixed in the last six months. Hungarian stocks rose 4%, shares in the Czech Republic fell 2%, and Polish equities declined 16%. All of these markets fared better than the fund's MSCI benchmark.

     Central European markets continue to be driven largely by the process of restructuring and preparation for European Union (EU) membership. Hungary is the frontrunner, having finished negotiations in 22 out of 31 areas required for joining the EU. The Czech Republic, Estonia, and Poland also remain in the first tier of prospective members. Although tough negotiations lie ahead on topics such as agriculture and taxation, these countries are still on track to finish negotiations by the end of 2002. We expect all four of these countries and Slovenia to join the EU in 2005.

     Two holdings that reflect the restructuring theme are Ceska Sporitelna and ComputerLand. Ceska Sporitelna is the largest retail bank in the Czech Republic. Following its privatization in 2000 and the entry of strategic investor Erste Bank of Austria, the bank has focused on improving its customer service reputation, cutting costs, and introducing new products such as home mortgages. We think that management has accomplished much, but even after its stock rose 35% in the last six months, the bank is still cheaply valued. ComputerLand is a Polish IT service provider that avoided much of the pain associated with the Internet bubble's collapse, concentrating instead on providing services in sectors like health care and telecommunications that will see rapid change and growth as Poland prepares for EU membership.

     Russia

     Russia was the bright spot of the past six months, rising 6% in U.S. dollar terms. We visited Russia in June for a series of meetings with companies, high-ranking politicians, and the market-oriented thinkers behind President Vladimir Putin's reform program. We are very optimistic that Putin's discussions about rule of law and adopting the best practices of the West are filtering down to the company level. Russia's businessmen are realizing that good corporate governance practices, such as paying a dividend, following international accounting standards, and disclosing more information to investors, are the best ways to increase the value of their companies and their own wealth. Russian companies such as oil producers Lukoil and Surgutneftegaz are among the fund's largest holdings.


OUTLOOK

     The last 12 months have been difficult for emerging market investors, especially investors in the emerging European and Mediterranean regions. Emerging markets are very sensitive to the outlook for global growth, which has been worsening for many months, but we believe investors should be optimistic. Markets move in anticipation of future events, and they should rise before a global economic recovery is evident-just as they fell before economic weakness was visible in the United States and Europe.

     Although equities in our target regions fell sharply after September 11, they have risen more than 10% from their early-October lows. There are many uncertainties in the current economic and geopolitical environment, and it is too soon to tell whether markets are already looking past a U.S. recession. However, we believe that steep interest rate reductions by global central banks this year, as well as increased spending by governments around the world, will eventually stimulate international economies and lead to stronger global growth.

     Many well-run companies in emerging European, Middle Eastern, and Mediterranean countries are as attractively valued as they have ever been, and we think our holdings represent excellent opportunities for long-term growth. In the near term, recoveries in regional economies and stock markets may be volatile and uneven, and we would like to remind investors that this fund should be only a small part of a well-diversified investment portfolio.


     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.
     November 19, 2001

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                  Percent of
                                                                  Net Assets
                                                                    10/31/01
--------------------------------------------------------------------------------

Lukoil, Russia                                                           9.8%
Check Point Software Technologies, Israe                                 9.2
Surgutneftegaz, Russia                                                   8.5
Ceska Sporitelna, Czech Republic                                         5.4
EGIS, Hungary                                                            5.1

Turkcell Iletisim Hizmetleri, Turkey                                     4.8
Orbotech, Israel                                                         4.4
Gedeon Richter, Hungary                                                  3.9
Hurriyet Gazetecilik ve Matbaacilik, Tur                                 3.9
Hansabank, Estonia                                                       3.8

YUKOS, Russia                                                            3.7
Mobile Telesystems, Russia                                               3.6
Teva Pharmaceutical, Israel                                              3.2
Partner Communications, Israel                                           3.1
Norilsk Nickel, Russia                                                   2.6

Yapi ve Kredi Bankasi, Turkey                                            2.5
National Bank of Greece, Greece                                          2.1
Vimpel-Communications, Russia                                            2.1
Elektrim Spolka Akcyjna, Poland                                          1.9
NICE Systems, Israel                                                     1.9

Egyptian Company for Mobile Services, Eg                                 1.7
Antenna TV, Greece                                                       1.7
Al Ahram Beverages, Egypt                                                1.6
ComputerLand, Poland                                                     1.1
OTP Bank, Hungary                                                        1.0

Total                                                                   92.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Emerging Europe & Mediterranean Fund
     ---------------------------------------------------------------------------

x                                      SCI Emerging                       x
                                     Markets Europe         Emerging Europe
                                         and Middle         & Mediterranean
                                         East Index                    Fund
--------------------------------------------------------------------------------

8/00                                         10.000                  10.000
10/00                                         9.136                   8.650
10/01                                         5.828                   5.944


Average Annual Compound Total Return
--------------------------------------------------------------------------------

  This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods Ended                     x               Since           Inception
  10/31/011                      Year           Inception                Date
  ------------------------------------------------------------------------------

  Emerging Europe &
  Mediterranean Fund          -31.28%             -35.98%             8/31/00

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                           Year                 8/31/00
                                          Ended                 Through
                                       10/31/01                10/31/00

NET ASSET VALUE
Beginning of period                    $   8.65                 $ 10.00

Investment
activities

     Net investment
     income (loss)                        (0.06)*                 (0.01)*

     Net realized
     and unrealized
     gain (loss)                          (2.64)                  (1.34)

     Total from
     investment activities                (2.70)                  (1.35)

 Distributions

     Net realized
     gain                                 (0.07)                   --

Redemption fees
added to paid in
capital                                    0.01                    --

NET ASSET VALUE
End of period                          $   5.89                 $  8.65

Ratios/Supplemental Data Total

return(diamond)                          (31.28)%*               (13.50)%*

Ratio of total
expenses to average
net assets                                 1.75%*                  1.75%!*

Ratio of net investment
income (loss) to average
net assets                                (0.82)%*                (0.73)%!*

Portfolio turnover rate83.1%62.9%!

Net assets, end
of period (in thousands)                $17,331                  $25,533


(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
                assuming reinvestment of all distributions and payment of no redemption and account fees.
        !       Annualized
        *       Excludes expenses in excess of a 1.75% voluntary expense
                limitation in effect through 10/31/02.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001


Statement of Net Assets                                 Shares          Value
                                                            In thousands

CZECH REPUBLIC 5.4%

Common Stocks 5.4%

Ceska Sporitelna *                      119,289                     933

Total Czech Republic (Cost $716)                                    933


EGYPT  4.8%

Common Stocks  4.8%

Al Ahram Beverages GDR (US              *37,523                     272

EFG-Hermes GDR (USD)                     29,614                     109

Egyptian Company for
Mobile Services                         *34,852                     302

Orascom  Telecom
GDR (USD)                               *86,797                     148

Total Egypt (Cost  $2,522)                                          831


ESTONIA 4.8%

Common Stocks 4.8%

Eesti Telekom GDR (USD)                  18,171                     174

Hansabank                                83,994                     664

Total Estonia (Cost  $1,018)                                        838


GREECE 3.8%

Common  Stocks  3.8%
Antenna TV ADR (USD)                    *78,800                     293

National Bank of Greece (E               13,980                     358

Total Greece (Cost $2,166)                                          651


HUNGARY 10.0%

Common Stocks 10.0%

EGIS                                     22,044                     878

Gedeon Richter GDR (USD)                 12,456                     674

OTP Bank GDR (USD)                        3,370                     177

Total Hungary (Cost $1,610)                                       1,729


ISRAEL 21.8%

Common Stocks 21.8%

Check Point Software
Technologies (USD)                      *53,785   $               1,588

NICE Systems ADR (USD)                  *22,260                     331

Orbotech (USD)                          *35,209                     761

Partner Communications
ADR (USD)                               *98,920                     543

Teva Pharmaceutical
ADR (USD)                                 9,100                     562

Total Israel (Cost $6,339)                                        3,785


POLAND 3.8%

Common Stocks 3.8%

Comarch                                 *12,745                     144

ComputerLand                             *7,414                     188

Elektrim Spolka Akcyjna                 *65,710                     331

Total Poland (Cost $1,133)                                          663


RUSSIA  30.4%

Common Stocks  30.4%

Lukoil (USD)                             23,430                     260

Lukoil ADR (USD)                         32,518                   1,447

Mobile Telesystems ADR (US              *22,031                     624

Norilsk Nickel ADR (USD)                *36,459                     451

Surgutneftegaz ADR (USD)                113,830                   1,474

Vimpel-Communications
ADR (USD)                               *18,000                     357

YUKOS ADR (USD)                          11,500                     650

Total Russia (Cost $5,822)                                        5,263


TURKEY 11.9%

Common Stocks 11.9%

Dogan Yayin                        *160,056,921                     101

Hurriyet Gazetecilik
ve Matbaacilik                      409,300,813                     674

Tansas                              *19,002,036                      20

Turkcell Iletisim
Hizmetleri                          169,092,200                     837

Yapi ve Kredi Bankasi               239,741,000                     436

Total Turkey (Cost $2,525)                                        2,068


  SHORT-TERM INVESTMENTS 2.7%

  Money Market Funds 2.7%

  T. Rowe Price Reserve
  Investment Fund, 3.07% #              465,344              $      465

Total Short-Term
Investments (Cost $465)                                             465

Total Investments in Securities
99.4% of Net Assets
(Cost $24,316)                                               $   17,226

Other Assets Less Liabilities                                       105

NET ASSETS                                                   $   17,331
                                                             ----------

Net Assets Consist of:

Undistributed net
realized gain (loss)                                         $   (4,776)
Net unrealized
gain (loss)(7,091) Paid-in-capital
applicable to 2,940,733 shares of
$0.01 par value capital stock
outstanding; 2,000,000,000
shares of the Corporation authorized                             29,198

NET ASSETS                                                   $   17,331
                                                             ----------

NET ASSET VALUE PER SHARE                                    $     5.89
                                                             ----------

  #     Seven-day yield
  *     Non-income producing
ADR     American Depository Receipts
GDR     Global Depository Receipts
EUR     Euro
USD     U.S. dollar

The accompanying notes are an integral part of these financial statements.


Statement of Operations
--------------------------------------------------------------------------------
In thousands

x                               Year
x                               Ended
x                               10/31/01


Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $18)$                            $   146
  Interes                                                                 43
  Total income                                                           189

  Expenses
  Custody and accounting                                                 134

  Shareholder servicing                                                  110

  Investment management                                                   48

  Legal and audit                                                         24

  Registration                                                            19

  Prospectus and shareholder reports                                      16

  Directors                                                                6

  Proxy and annual meeting                                                 1

  Miscellaneous                                                            1

  Total expenses                                                         359

  Expenses paid indirectly                                                (1)

  Net expenses                                                           358

Net investment income (loss)                                            (169)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          (4,776)

  Foreign currency transactions                                         (201)

  Net realized gain (loss)                                            (4,977)

Change in net
unrealized gain (loss)

  Securities                                                          (3,058)

  Other assets and liabilities
  denominated in foreign currencies                                        1

  Change in net unrealized gain (loss)                                (3,057)

Net realized and unrealized gain (loss)                               (8,034)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $(8,203)
                                                                     -------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                           Year                 8/31/00
                                          Ended                 Through
                                       10/31/01                10/31/00

Increase (Decrease) in Net Assets
Operations

     Net investment income            $    (169)               $    (32)
     Net realized gain (loss)            (4,977)                    197
     Change in net unreali               (3,057)                 (4,034)
     Increase (decrease) in net
     assets from operation               (8,203)                 (3,869)

Distributions to shareholders
     Net realized gain                     (211)                   --

Capital share transactions *
     Shares sold                          3,826                  29,884
     Distributions reinves                  202                    --
     Shares redeemed                     (3,859)                   (483)
     Redemption fees
     received                                43                       1
     Increase (decrease) in net
     assets from capital
     share transactions                     212                  29,402

Net Assets

Increase (decrease) during               (8,202)                 25,533
Beginning of period                      25,533                    --

End of period                            $7,331                 $25,533
                                         ------                 -------

*Share information
     Shares sold                            537                   3,008
     Distributions reinves                   26                    --
     Shares redeemed                       (576)                    (54)
     Increase (decrease) in
     shares outstanding                     (13)                  2,954

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
                                                                October 31, 2001

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees The fund assesses a 2.0% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 2001, approximately 97% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,817,000 and $16,367,000, respectively, for the year ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $4,776,000 of capital loss carryforwards, all of which expires in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
     ---------------------------------------------------------------------------

     Undistributed net investment income                          $  164,000
     Undistributed net realized gain                                 215,000
     Paid-in-capital                                                (379,000)


     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $24,316,000. Net unrealized loss aggregated $7,090,000 at period end, of which $1,079,000 related to appreciated investments and $8,169,000 to depreciated investments.


Note 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Underthe terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through October 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $172,000 of management fees were not accrued by the fund for the year ended October 31, 2001. At October 31, 2001, unaccrued fees and other expenses in the amount of $221,000 remain subject to reimbursement by the fund through October 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $196,000 for the year ended October 31, 2001, of which $17,000 was payable at period end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $2,000 of Spectrum expenses, none of which was payable at period end. At October 31, 2001, approximately 3.8% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $41,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Emerging Europe & Mediterranean Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Europe & Mediterranean Fund (one of the portfolios comprising
     T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our respon- sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/01 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $211,000 from short-term capital gains.

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Emerging Europe & Mediterranean Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:          581,220,102.290
Withhold:              11,328,972.642
Total:                592,549,074.932

Martin G. Wade
Affirmative:          581,186,287.707
Withhold:              11,362,787.225
Total:                592,549,074.932

Calvin W. Burnett
Affirmative:          579,988,748.447
Withhold:              12,560,326.485
Total:                592,549,074.932

Anthony W. Deering
Affirmative:          580,812,278.605
Withhold:              11,736,796.327
Total:                592,549,074.932

Donald W. Dick, Jr.
Affirmative:          581,515,923.630
Withhold:              11,033,151.302
Total:                592,549,074.932

David K. Fagin
Affirmative:         581,364,436.901
Withhold:             11,184,638.031
Total:               592,549,074.932

F. Pierce Linaweaver
Affirmative:         580,579,834.781
Withhold:             11,969,240.151
Total:               592,549,074.932

Hanne M. Merriman
Affirmative:         580,790,218.108
Withhold:             11,758,856.824
Total:               592,549,074.932

John G. Schreiber
Affirmative:         580,818,909.284
Withhold:             11,730,165.648
Total:               592,549,074.932

Hubert D. Vos
Affirmative:         580,468,483.076
Withhold:             12,080,591.856
Total:               592,549,074.932

Paul M. Wythes
Affirmative:         580,672,445.843
Withhold:             11,876,629.089
Total:               592,549,074.932


For fund and account information
or to conduct transactions, 2
4 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain
information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
 plan participants:
The appropriate 800 number appear
s on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills Three
Financial Center 4515
Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area 1900
Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress
Street 10th Floor
Washington, D.C., Area
Downtown 900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.F131-050  10/31/01